UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A
(Rule 14a-101)
___________________

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

MingZhu Logistics Holdings Limited
(Name of Registrant as Specified in Its Charter)

_________________________________________________________________

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

MINGZHU LOGISTICS HOLDINGS LIMITED

27F, Yantian Modern Industry Service Center
No. 3018 Shayan Road, Yantian District
Shenzhen, Guangdong, China 518081

To the Shareholders of Mingzhu Logistics Holdings Limited:

You are cordially invited to attend the 2023 annual meeting (the “Annual Meeting”) of the shareholders of MingZhu Logistics Holdings Limited (the “Company” or “MingZhu”), a company formed in the Cayman Islands, to be held in the offices of the Company’s counsel, Becker & Poliakoff P.A., at 45 Broadway, 17th Floor, New York, NY 10006, on September 28, 2023 at 10:00 a.m. Eastern Time.

The Annual Meeting is being held for the purpose of considering and voting upon the following proposals:

•        To elect five (5) directors to the Company’s board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified;

•        To ratify the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

•        To approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve any of the foregoing proposals.

No other business shall be transacted at the Annual Meeting.

The Board has fixed the close of business on August 7, 2023 (the “Record Date”) as the date for determining the shareholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the Annual Meeting or any adjournment. As of the Record Date, there were 22,960,277 outstanding ordinary shares of MingZhu entitled to attend and vote at the Annual Meeting. No other securities of MingZhu have voting rights.

Stockholders may vote electronically or by mail in accordance with the following:

VOTE BY INTERNET — www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m., Eastern Time on September 27, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE — 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m., Eastern Time on September 27, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

After careful consideration of all relevant factors, the Board recommends that you vote or give the instruction to vote “FOR ALL” the proposals regarding the election of the five (5) directors identified in this Proxy Statement to the Board, “FOR” the ratification of the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and “FOR” the proposal to adjourn the Annual Meeting under certain circumstances.

Whether or not you plan to participate in the Annual Meeting, we urge you to read the proxy statement carefully and to vote your shares. Your vote is very important. This will assure your representation and a quorum for the transaction of business at the meeting.

I look forward to seeing you at the meeting.

Dated: August 21, 2023
Sincerely,
/s/ Jinlong Yang
Jinlong Yang
Chairman

NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS

Meeting Time: 10:00 a.m. September 28, 2023 (Eastern Time)

To the Shareholders of Mingzhu Logistics Holdings Limited:

You are cordially invited to attend the 2023 annual meeting (the “Annual Meeting”) of the shareholders of MingZhu Logistics Holdings Limited, a Cayman Islands company (the “Company” or “MingZhu”) that will take place in the offices of the Company’s counsel, Becker & Poliakoff P.A., at 45 Broadway, 17th Floor, New York, NY 10006 on September 28, 2023 at 10:00 a.m. Eastern Time.

The Annual Meeting is being held for the purpose of considering and voting upon the following proposals:

•        To elect five (5) directors to the Company’s board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified;

•        To ratify the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

•        To approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve any of the foregoing proposals.

The Board has fixed the close of business on August 7, 2023 (the “Record Date”) as the date for determining the shareholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the Annual Meeting or any adjournment. As of the Record Date, there were 22,960,277 outstanding ordinary shares of MingZhu. MingZhu’s issued and outstanding warrants do not have voting rights.

A list of record shareholders will be available for inspection at the offices of our counsel, Becker & Poliakoff, LLP, located at 45 Broadway, 17th Floor, New York, NY 10006 for a period of ten (10) days before the annual meeting during ordinary business hours.

The affirmative vote of 50% or more of the Company’s shares present (in person or by proxy) at the Meeting and voting will be required to approve the proposals. Each of the five (5) directors identified herein shall be elected to the Board if that director’s election is so approved by the affirmative vote of a majority of the shares present (in person or by proxy) at the Annual Meeting and voting on the proposal.

Enclosed is the proxy statement containing detailed information concerning the above referenced proposals to be considered at the Annual Meeting. We are providing the proxy statement and the accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the Annual Meeting and at any adjournments or postponements of the Annual Meeting. The proxy statement is first being mailed to shareholders of the Company on or about August 21, 2023 along with our annual report on Form 20-F for the fiscal year ended December 31, 2022 and proxy card. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please contact Mr. Terry Zhang, our Chief Financial Officer, at (86) 755-25209839 or by email Terry@szygmz.com.

The Proxy Statement and our 2023 Annual Report to Shareholders are available at:
www.szygmz.com

Dated: August 21, 2023
/s/ Jinlong Yang
Jinlong Yang
Chairman

i

QUESTIONS AND ANSWERS ABOUT THE MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement.

Q. Why am I receiving this proxy statement?	A.

This proxy statement is being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”) of the Company, for use at the 2023 annual meeting of shareholders (the “Annual Meeting”) to be held on September 28, 2023 at 10:00 a.m., Eastern Time, in the office of the Company’s counsel, Becker & Poliakoff P.A., at 45 Broadway, 17th Floor, New York, NY 10006. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting.

Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:
• To elect five (5) directors to the Company’s board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified;
• To ratify the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

•   To approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve any of the foregoing proposals.

Q. How does the Board of Directors recommend I vote?	A.

After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR ALL” the election directors identified in the proxy statement to the Board, “FOR” the ratification of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and “FOR” the proposal to direct the chairman of the Meeting to adjourn the Meeting.

Q. Who may vote at the Annual Meeting?	A.

The Board has fixed the close of business on August 7, 2023 (the “Record Date”) as the date for determining the shareholders entitled to vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on the Record Date are entitled to have their votes counted at the Meeting or any adjournment.

Q. How many votes must be present to hold the Annual Meeting?	A.	A quorum of 50% of the Company’s shares entitled to vote on the matters set out herein outstanding as of the Record Date, present in person or by proxy, will be required to conduct the Annual Meeting.
Q. How many votes do I have?	A.

You are entitled to cast one vote at the Annual Meeting for each share you held as of the Record Date. As of the close of business on the Record Date, there were 22,960,277 outstanding ordinary shares of the Company. Company’s warrants do not have voting rights.

Q. What is the proxy card?	A.

The proxy card enables you to appoint the representatives named on the card to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. That way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date, in case your plans change.

Q. What is the difference between a shareholder of record and a beneficial owner of shares held in street name?	A.

Shareholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, VStock Transfer LLC, you are considered the shareholder of record with respect to those shares, and the Company will send the proxy materials directly to you.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, nominee or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. Those instructions are contained in a “voting instruction form” containing information substantially similar to the information set forth on the proxy card.

Q. How do the Company’s insiders intend to vote their shares?	A.

All of the Company’s directors, executive officers and their affiliates as well as other inside shareholders of the Company are expected to vote any shares (including any public shares owned by them) in favor of the proposals set forth herein. On the Record Date, these shareholders beneficially owned and were entitled to vote 13,944,969 of the Company’s shares, representing approximately 60.74% of the Company’s outstanding shares.

Q. What vote is required to adopt each of the proposals?	A.

Each of the proposed five (5) directors identified herein shall be elected to the Board if the proposal to elect the relevant director is approved by the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and voting on the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the approval of the proposals.

Q. What is the deadline for voting my shares?	A.

If you are a shareholder of record, you may mark, sign, date and return the enclosed proxy card, which must be received before the Annual Meeting, in order for your shares to be voted at the Annual Meeting. If you are a beneficial owner, please read the voting instruction form provided by your bank, broker, trust or other nominee for information on the deadline for voting your shares. Proxies by record holders must be submitted the close of the voting polls at the Meeting. Electronic voting must be submitted by 11:59 p.m., Eastern Time on September 27, 2023. Beneficial holders (if you hold shares through your brokerage firm) should contact their brokers pursuant to the instructions that should have accompanied this proxy statement from your broker. Beneficial holders must have their proxy votes processed by 11:59 p.m., Eastern Time on September 27, 2023. Votes may be cast by record holders during the Meeting.

Q. Is my vote confidential?	A.	Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.
Q. Where will I be able to find the voting results of the Annual Meeting?	A.

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four (4) business days following the Annual Meeting.

Q. Who bears the cost of soliciting proxies?	A.

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Q: How do I vote	A.	You may vote using any of the following methods:

•   Proxy card or voting instruction card.    Be sure to complete, sign and date the card and return it in the prepaid envelope.

•   By telephone, fax, or over the Internet.    This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

•   At the Annual Meeting.    All stockholders may vote at the virtual Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you hold shares in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Stockholders may vote electronically or by mail in accordance with the following:

VOTE BY INTERNET — www.proxyvote.com

Use the internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE — 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals to be considered at the Annual Meeting.

Q. How do I change my vote?	A.

If you are a record holder and have submitted a proxy card to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the Annual Meeting or by voting at the meeting. Attendance at the meeting alone will not change your vote. You may also change your vote electronically by accessing the www.proxyvote.com.

If your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q. Who can help answer my questions?		If you have questions, you may write or call: Mingzhu Logistics Holdings Limited
27F, Yantian Modern Industry Service Center No. 3018 Shayan Road, Yantian District Shenzhen, Guangdong, China 518081 (86) 755-25209839 Terry@szygmz.com

PROPOSAL 1 — ELECTION OF DIRECTORS

The Company’s board of directors is currently comprised of five (5) directors, each director being elected to serve a year until the next annual meeting or until their respective successors have been elected and qualified.

Under the Memorandum and Articles of Association of the Company, directors, Messrs. Jinlong Yang, Zhuo Wang, Mikael Charette, Yuzhou Wang and To Wai Suen are up for election at the Company’s annual general meeting. At the Annual Meeting therefore, the shareholders are being asked to elect each of Messrs. Jinlong Yang, Zhuo Wang, Mikael Charette, Yuzhou Wang and To Wai Suen to our board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

Subsequent to shareholder approval of this proposal, the Board will have a total of five (5) members as follows:

Name	Term	Position
Jinlong Yang	to 2024 Annual Meeting	Director Chief Executive Officer
Zhuo Wang	to 2024 Annual Meeting	Director
Yuzhou Wang	to 2024 Annual Meeting	Director
Mikael Charette	to 2024 Annual Meeting	Director
To Wai Suen	to 2024 Annual Meeting	Director

The following biographical information is furnished as to each nominee for election as a director:

Jinlong Yang, age 46, has served as our Chief Executive Officer and Chairman of our board of directors since April 2018 and the General Manager of MingZhu since August 2012. Mr. Yang has over ten years of experience in the transportation industry. He joined MingZhu as a sales manager in May 2009 and was subsequently promoted to the General Manager, Executive Director and legal representative of MingZhu. Prior to joining MingZhu, Mr. Yang served as an officer at the Exit and Entry Frontier Inspection Stations in Shenzhen, Guangdong, China. Mr. Yang holds a Bachelor of Law degree from the Party School of the Central Committee of the Communist Party of China. We believe Mr. Yang is well qualified to serve on our board of directors because of his extensive operating and management experience and knowledge in the transportation industry.

Zhuo Wang, age 35, has served as our director since April 2018. Mr. Wang has more than ten years of experience in investment and management. Since March 2022, he serves as an independent director and member of the audit committee on Metal Sky Star Acquisition Corporation, a NASDAQ-listed SPAC company (MSSAU:US). Since June 2018, he has been the Marketing Manager of Springview Enterprises Private Limited, a Singapore construction design and building supply company. Since May 2017, Mr. Wang has also been serving as the managing director of China International Securities Limited, a Hong Kong based securities firm, overseeing the firm’s brokerage services business operations and performance. Since March 2017, he has been serving as a director of China International Corporate Management Limited, a Hong Kong-based consulting firm that provides a range of business solutions to small and medium sized companies in Asia. Since April 2016, Mr. Wang has been serving as the Head of Finance and Operations of Shines International Limited, a management consultancy firm in Singapore specializing in education. Since October 2012, Mr. Wang has been serving as Head of Finance and Marketing of GGL Enterprises Pte. Ltd., a Singapore based firm that provides building external and interior designs, main contractor services and material supplies for major renovation and building works. In addition, Mr. Wang served as directors in the board of various companies, including Belvedere Ventures Pte Ltd, a real estate development and construction company, Sandhurst Global Pte Ltd., a security personnel staffing and systems company, and several holding companies. Mr. Wang holds a Bachelor of Science in Business Management from Babson College in Boston, Massachusetts. We believe Mr. Wang is well qualified to serve on our board of directors because of his experience in investment and management.

Mikael Charette, age 43, has served as our independent director since September 2020. He served as Vice Chairman and Director of the Canadian Chamber of Commerce in Shanghai between April 2019 and April 2021 where he represented the interest of the Canadian business community in Shanghai. Since April 2019, he has also been serving as the Vice President of Fung & Yu CPA Ltd., a Hong Kong based accounting firm serving clients in Greater China and overseas. Since May 2006, Mr. Charette has also been serving as the President of Well Asia Group, an asset holding and managing company that provides immigration and real estate services to high-net-worth individuals. For the periods from February 2005 to May 2006 and from January 2009 to December 2015, he served as a partner of Harvey Law Group where he built a successful immigration practice for high-net-worth individuals and also represented clients in cross-border transactions and advised on market entry issues in China and other Asian countries. Mr. Charette holds a Master of Law degree from City University of Hong Kong and a Juris Doctor degree from University of Victoria in Victoria, Canada. We believe Mr. Charette is well qualified to serve on our board of directors because of his extensive experience with legal matters relating to cross-border transactions.

Yuzhou Wang, age 43, has served as our independent director since August 2022. Mr. Wang has over 19 years’ experience in finance and accounting. From September 2020 to current, Mr. Wang has served as the VP of the international financial department of Nanjing Xinjiekou Department Store Co., Ltd., d/b/a Cenbest, or Nanjing Cenbest Co., Ltd. (600682). From January 2019 to August 2020, Mr. Wang served as the CEO of Shanghai Yisheng Financial Consulting Ltd. From July 2014 to December 2018, Mr. Wang served as the VP of financial department of Nanjing Sanpower Group. From November 2010 to August 2014, Mr. Wang served as the VP of financial department of Zhengxing Wheel Group Co., Ltd. (NYSE: ZX). From September 2005 to October 2010, Mr. Wang served as an audit manager of Shanghai Deloitte Huayong Certified Public Accountants Co., Ltd.

To Wai Suen, age 49, has served as our independent director since September 2020. Mr. Suen has over 18 years of experience in finance and accounting. Mr. Suen has been an independent director of China Zenix Auto International Limited (Prior NYSE: ZX and OTC: ZXAIY and later delisted in January 2022), one of the largest commercial vehicle wheel manufacturers in China in both the aftermarket and OEM market by sales volume, since April 2018. From February 2018 to April 2019, he was an independent director of CT Environmental Group Limited (1363.HK), a company engaging in industrial wastewater treatment and hazardous waste disposal. He served as the corporate secretary of China Smarter Energy Group Holdings Limited (1004.HK) from January 2017 to April 2019, where he was responsible for the company’s mergers, acquisitions, investment, finance, internal control, audit, compliance and accounting. For the period from May 2015 to August 2016, Mr. Suen served as Chief Financial Officer and company secretary of China Saite Group Company Limited (153.HK), where he was responsible for the company’s mergers, acquisitions, investment, internal control, audit, compliance and accounting. From November 2013 to May 2015, Mr. Suen served as the Chief Financial Officer of China King Sun Power Group Limited, a company engaging in power plant operation, where he was responsible for mergers and acquisitions, investment and finance, internal control and accounting of the company. During the same period, he also served as Chief Financial Officer at DaYe Trust Co. Ltd., which is a finance company engaging in lending and an affiliate of China King Sun Power Group Limited. Prior to that, he held various audit roles with his last position as senior audit Manager at Deloitte Touche Tohmatsu CPA Ltd. from January 2001 to January 2012 and Deloitte Touche Tohmatsu Limited from February 2012 to July 2013. Mr. Suen has served as a director of a number of investment holding companies, including Rising Group Limited, Rising Development Limited, Rising Manufacturing Limited, each an investment holding company formed under the laws of Hong Kong. Mr. Suen holds a Bachelor of Arts degree from The Chinese University of Hong Kong and a Bachelor of Commerce degree in accounting from The University of Western Australia. He is a member of the Hong Kong Institution of Certified Public Accountant. We believe Mr. Suen is well qualified to serve on our board of directors because of his extensive experience in accounting and finance.

Required Vote

Each of Jinlong Yang, Zhuo Wang, Mickael Charette, Yuzhou Wang and To Wai Suen shall be elected to the board of directors of the Company as directors until the 2024 annual meeting of shareholders or until their respective successors have been elected and qualified if the proposal to elect that person is approved by the affirmative vote of the majority of the shares present in person or by proxy at the Meeting and voting on the proposal.

Recommendation of the Board

The Company’s board of directors recommends that you vote “FOR ALL” the election of the persons named above.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTNANT

We are asking our shareholders to ratify the appointment of Audit Alliance LLP (“Alliance”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Alliance as our independent registered public accounting firms, our Audit Committee intends to reconsider the selection of Alliance as our independent registered public accounting firms.

Our Audit fees represent the aggregate fees billed for professional services by our independent registered accounting firms for the audit of our annual financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. We appointed Audit Alliance LLP as the auditor of the Company on May 17, 2021 and for the fiscal year ended December 31, 2021 and December 31, 2022. Out total audit fees were $140,000 for the year ended December 31, 2022.

Auditor Representatives at Annual Meeting

We expect that representatives of Alliance will not be present at the Annual Meeting.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. Prior to engagement of the independent registered public accounting firm for the next year’s audit, management will submit a detailed description of the audit and permissible non-audit services expected to be rendered during that year for each of four categories of services provided by the independent registered public accounting firm to the Audit Committee for approval. In addition, management will also provide to the Audit Committee for its approval a fee proposal for the services proposed to be rendered by the independent registered public accounting firm. Prior to the engagement of the independent registered public accounting firm, the Audit Committee will approve both the description of audit and permissible non-audit services proposed to be rendered by the independent registered public accounting firm and the budget for all such services. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires separate pre-approval before engaging the independent registered public accounting firm. To ensure prompt handling of unexpected matters, the Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Required Vote

The proposal to ratify the appointment of Alliance requires the vote of a majority of the shares present in person or by proxy at the Annual Meeting and voting on the proposal.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the ratification of the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

PROPOSAL 3 — THE ADJOURNMENT

The adjournment proposal, if adopted, will request the chairman of the Annual Meeting (who has agreed to act accordingly) to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual Meeting to approve the other proposals in this proxy statement. If the adjournment proposal is not approved by our stockholders, the chairman of the meeting shall not adjourn the Annual Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual Meeting to approve any of the other proposals.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Annual Meeting vote for the adjournment proposal and we do not have enough shares represented to have a quorum, the chairman of the Annual Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the adjournment proposal.

CORPORATE GOVERNANCE

Meetings of the Board of Directors; Independence and Committees

During the fiscal year ended December 31, 2022, the MingZhu board of directors (the “Board of Directors” or the “Board”) met on 15 occasions. No member of the Board of Directors or any committee failed to attend at least, or participated in any of the meetings of the Board or of a committee on which such member serves. During all of the regularly scheduled meetings in fiscal year 2022, the Board of Directors met in executive session where only the independent directors were present without any members of management.

The listing rules established by the Nasdaq Stock Market require that a majority of the members of a listed company’s Board of Directors qualify as “independent” as affirmatively determined by the board, meaning that each independent director has no direct or indirect material relationship with a company other than as a director and/or a shareholder. Our Board of Directors consults with legal counsel to ensure that our Board of Director’s determination with respect to the definition of “independent” is consistent with current Nasdaq listing rules. The Nominating Committee annually reviews the independence of all directors and nominees for director, including relevant transactions or relationships between each director and nominee, or any of his or her family members or affiliates. The Nominating Committee reports its findings to full Board. Based on such report, the Board has affirmatively determined that each of our current directors, other than Jinlong Yang, Jingwei Zhang and Zhuo Wang are independent directors under the applicable guidelines noted above. As a result, each of Mikael Charette, Yuzhou Wang and To Wai Suen is deemed to be “independent” as that term is defined under the rules of the Nasdaq Stock Market.

The Board of Directors will maintain three (3) committees: the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee. All of the members of our Audit, Nominating, and Compensation Committees meet the standards for independence required under current Nasdaq Stock Market listing rules, SEC rules, and applicable securities laws and regulations. Each of these committees has a written charter approved by the Board of Directors.

For the fiscal year ended December 31, 2022, a general description of the duties of the committees, their members and number of times each committee met were as follows:

Audit Committee.    Our Audit Committee acts to: (i) evaluate the independence and performance of, and assess the qualifications of, our independent auditor, and engages such independent auditor; (ii) approve plans and fees for the annual audit, quarterly reviews, tax and other audit-related services, and approve in advance any non-audit service to be provided by the independent auditor; (iii) monitor the independence of the independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law; (iv) review the financial statements to be included in our Annual Report on Form 20-F and Current Reports on Form 6-K and reviews with management and the independent auditors the results of the annual audit and reviews of our quarterly financial statements; (v) oversee all aspects of our systems of internal accounting control and corporate governance functions on behalf of the board; (vi) review and approve in advance any related-party transactions and report to the full Board on any approved transactions; and (vii) provide oversight assistance in connection with legal, ethical and risk management compliance programs reestablished by management and our board of directors, including Sarbanes-Oxley Act implementation, and make recommendations to our board of directors regarding corporate governance issues and policy decisions. At the end of the 2022 fiscal year, the members of our Audit Committee were Mikael Charette, Yuzhou Wang and To Wai Suen and Mr. Wang was designated as our Audit Committee Financial Expert. During the 2022 fiscal year, and presently, all of the members of our Audit Committee were “independent” within the definition of that term as provided by the Nasdaq Marketplace Rules. During the fiscal year ended December 31, 2022, the Audit Committee met on 4 occasions.

Compensation Committee.    The Compensation Committee reviews, approves and administers compensation arrangements for our executive officers, administers our equity-based compensation plans, establishes and reviews general policies relating to the compensation and benefits of our executive officers and other personnel, evaluates the relationship between executive officer compensation policies and practices and corporate risk management to confirm those policies and practices do not incentivize excessive risk-taking, and evaluates and makes recommendations to our Board of Directors regarding the compensation of our non-employee directors. As of the end of the 2022 fiscal year, the members of the Compensation Committee were, Mikael Charette, Yuzhou Wang and To Wai Suen. At all times members of the Compensation Committee satisfied the independence requirements of the Nasdaq Marketplace Rules. During the fiscal year ended December 31, 2022, this committee met on one occasion.

Corporate Governance and Nominating Committee.    The Nominating Committee’s tasks include reviewing and recommending to the Board issues relating to the Board’s composition and structure; establishing criteria for membership and evaluating corporate policies relating to the recruitment of Board members; implementing and monitoring policies regarding principles of corporate governance in order to ensure the Board’s compliance with its fiduciary duties to the Company and its shareholders; and making recommendations regarding proposals submitted by shareholders. The Nominating Committee’s functions also include the review of all candidates for a position on the Board of Directors, including existing directors for re-nomination, and reporting its findings with recommendations to the Board. The members of the Nominating Committee as of the end of the 2022 fiscal year were Mikael Charette, Yuzhou Wang and To Wai Suen, each of whom satisfy the independence requirements of the Nasdaq Marketplace Rules. During the fiscal year ended December 31, 2022, this committee met on one occasion.

Procedure to be Followed by Shareholders in Submitting Director Candidate Recommendations

Any shareholder who desires the Nominating Committee to consider one or more candidates for nomination as a director should, either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Secretary of the Company at our principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the anniversary date of the immediately preceding annual meeting; provided, however, that, in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed (other than as a result of adjournment) by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which such notice of the date of such meeting was mailed a public announcement of the date of such meeting was first made by the Company. Each written recommendation should set forth: (a) the name and address of the shareholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected; and (c) a description of how the person(s) satisfy the general criteria specified in our Amended and Restated By-laws for consideration as a candidate.

Additional Criteria for Notice of Shareholder Nominees

In accordance with our Amended and Restated By-Laws, any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such shareholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company in accordance with the terms described in the preceding paragraph. Each shareholder’s notice shall set forth for each nominee all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934 and pursuant to the Company’s Amended and Restated By-laws, including such person’s written consent to being named as a nominee and to serving as a director if elected, as well as whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Company and a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder. Further, the notice shall include as to the shareholder giving notice all information required to be disclosed by the shareholder under Regulation 14A under the Exchange Act, including: (i) the name and address of the shareholder; (ii) the class or series and number of shares of the Company which are, directly or indirectly, owned by such shareholder, as well as any derivative positions held by such shareholder; (iii) any proxy, arrangement, or relationship pursuant to which such shareholder has a right, directly or indirectly, to vote any shares of any security of the Company; (iv) any hedging or similar transactions in securities of the Company directly or indirectly owned by such shareholder; (v) a description of any agreement, arrangement or understanding with respect to the proposal; and (vi) a statement whether either such shareholder intends, or is part of a group which intends, to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares required under applicable law to carry the proposal.

Shareholder Communications with the Board

Any shareholder may communicate with the Board of Directors in writing through the Company’s Corporate Secretary provided that the communication identifies the shareholder and the number and type of securities held by that shareholder. The Secretary reviews such communications, and forwards them to the Board of Directors unless the

Secretary, in consultation with the Chief Executive Officer, determines that the communication is inappropriate for the Board’s consideration (for example, if it relates to a personal grievance or is unrelated to Company business). The Secretary maintains a permanent written record of all such shareholder communications received by the Secretary. This process was unanimously approved by the Nominating Committee of the Board of Directors (which is comprised of independent directors).

Directors and Executive Officers

Our current directors and officers are listed below.

Name	Age	Position
Jinlong Yang	46	Chairman and Chief Executive Officer
Jingwei Zhang	34	Chief Financial Officer
Zhuo Wang	35	Director
Mikael Charette	43	Independent Director
Yuzhou Wang	43	Independent Director
To Wai Suen	49	Independent Director

Jinlong Yang, age 46, has served as our Chief Executive Officer and Chairman of our board of directors since April 2018 and General Manager of MingZhu since August 2012. Mr. Yang has over ten years of experience in the transportation industry. He joined MingZhu as a sales manager in May 2009 and was subsequently promoted to the General Manager, Executive Director and legal representative of MingZhu. Prior to joining MingZhu, Mr. Yang served as an officer at the Exit and Entry Frontier Inspection Stations in Shenzhen, Guangdong, China. Mr. Yang holds a Bachelor of Law degree from the Party School of the Central Committee of the Communist Party of China. We believe Mr. Yang is well qualified to serve on our board of directors because of his extensive operating and management experience and knowledge in the transportation industry.

Zhuo Wang, age 35, has served as our director since April 2018. Mr. Wang has more than ten years of experience in investment and management. Since March 2022, he serves as an independent director and member of the audit committee on Metal Sky Star Acquisition Corporation, a NASDAQ-listed SPAC company (Nasdaq: MSSA). Since June 2018, he has been the Marketing Manager of Springview Enterprises Private Limited, a Singapore construction design and building supply company. Since May 2017, Mr. Wang has also been serving as the managing director of China International Securities Limited, a Hong Kong based securities firm, overseeing the firm’s brokerage services business operations and performance. Since March 2017, he has been serving as a director of China International Corporate Management Limited, a Hong Kong-based consulting firm that provides a range of business solutions to small and medium sized companies in Asia. Since April 2016, Mr. Wang has been serving as the Head of Finance and Operations of Shines International Limited, a management consultancy firm in Singapore specializing in education. Since October 2012, Mr. Wang has been serving as Head of Finance and Marketing of GGL Enterprises Pte., Ltd., a Singapore based firm that provides building external and interior designs, main contractor services and material supplies for major renovation and building works. In addition, Mr. Wang served as directors in the board of various companies, including Belvedere Ventures Pte Ltd, a real estate development and construction company, Sandhurst Global Pte Ltd., a security personnel staffing and systems company, and several holding companies. Mr. Wang holds a Bachelor of Science in Business Management from Babson College in Boston, Massachusetts. We believe Mr. Wang is well qualified to serve on our board of directors because of his experience in investment and management.

Jingwei Zhang, age 34, has served as our Chief Financial Officer since April 2018. He has been serving as Financial Director of MingZhu since December 2016 where he oversees all aspects of financial control, manages yearly financial and inter-audits and provides financial, commercial and strategic support to the company. Since October 30, 2020 Mr. Zhang has served as the Director of Nantai International Inc. (OTC: NTAI), an online advertising platform. From May 2015 to November 2016, Mr. Zhang served as a corporate accountant of ERI Management, a management advisory firm in Singapore, where he reviewed clients’ accounts to ensure regulatory and U.S. GAAP compliance, assisted clients on cost management and budgeting and provided tax-related consultancy to reduce clients’ potential risks. From January 2014 to May 2015, Mr. Zhang served as an accountant at St. Plum-Blossom Press Pty. Ltd., a publisher in Melbourne, Australia, where he was responsible for bookkeeping and preparation of financial statements. Mr. Zhang holds a Bachelor of Business and Commerce in Accounting from Monash University in Melbourne, Australia and an Associates Degree in Business Administration from City University of Hong Kong.

Mikael Charette, age 43, has served as our independent director since September 2020. He served as Vice Chairman and Director of the Canadian Chamber of Commerce in Shanghai between April 2019 and April 2021 where he represented the interest of the Canadian business community in Shanghai. Since April 2019, he has also been serving as the Vice President of Fung & Yu CPA Ltd., a Hong Kong based accounting firm serving clients in Greater China and overseas. Since May 2006, Mr. Charette has also been serving as the President of Well Asia Group, an asset holding and managing company that provides immigration and real estate services to high-net-worth individuals. For the periods from February 2005 to May 2006 and from January 2009 to December 2015, he served as a partner of Harvey Law Group where he built a successful immigration practice for high-net-worth individuals and also represented clients in cross-border transactions and advised on market entry issues in China and other Asian countries. Mr. Charette holds a Master of Law degree from City University of Hong Kong and a Juris Doctor degree from University of Victoria in Victoria, Canada. We believe Mr. Charette is well qualified to serve on our board of directors because of his extensive experience with legal matters relating to cross-border transactions.

Yuzhou Wang, age 43, has served as our independent director since August 2022. Mr. Wang has over 19 years’ experience in finance and accounting. From September 2020 to current, Mr. Wang has served as the VP of the international financial department of Nanjing Xinjiekou Department Store Co., Ltd., d/b/a Cenbest, or Nanjing Cenbest Co. Ltd. (600682). From January 2019 to August 2020, Mr. Wang served as the CEO of Shanghai Yisheng Financial Consulting Ltd. From July 2014 to December 2018, Mr. Wang served as the VP of financial department of Nanjing Sanpower Group. From November 2010 to August 2014, Mr. Wang served as the VP of financial department of Zhengxing Wheel Group Co., Ltd. (NYSE: ZX). From September 2005 to October 2010, Mr. Wang served as an audit manager of Shanghai Deloitte Huayong Certified Public Accountants Co., Ltd.

To Wai Suen, age 49, has served as our independent director since September 2020. Mr. Suen has over 18 years of experience in finance and accounting. Mr. Suen has been an independent director of China Zenix Auto International Limited (Prior NYSE: ZX and OTC: ZXAIY and later delisted in January 2022), one of the largest commercial vehicle wheel manufactures in China in both the aftermarket and OEM market by sales volume, since April 2018. From February 2018 to April 2019, he was an independent director of CT Environmental Group Limited (1363.HK), a company engaging in industrial wastewater treatment and hazardous waste disposal. He served as the corporate secretary of China Smarter Energy Group Holdings Limited (1004.HK) from January 2017 to April 2019, where he was responsible for the company’s mergers, acquisitions, investment, finance, internal control, audit, compliance and accounting. For the period from May 2015 to August 2016, Mr. Suen served as Chief Financial Officer and company secretary of China Saite Group Company Limited (153.HK), where he was responsible for the company’s mergers, acquisitions, investment, internal control, audit, compliance and accounting. From November 2013 to May 2015, Mr. Suen served as the Chief Financial Officer of China King Sun Power Group Limited, a company engaging in power plant operation, where he was responsible for mergers and acquisitions, investment and finance, internal control and accounting of the company. During the same period, he also served as Chief Financial Officer at DaYe Trust Co. Ltd., which is a finance company engaging in lending and an affiliate of China King Sun Power Group Limited. Prior to that, he held various audit roles with his last position as senior audit Manager at Deloitte Touche Tohmatsu CPA Ltd. from January 2001 to January 2012 and Deloitte Touche Tohmatsu Limited from February 2012 to July 2013. Mr. Suen has served as a director of a number of investment holding companies, including Rising Group Limited, Rising Development Limited, Rising Manufacturing Limited, each an investment holding company formed under the laws of Hong Kong. Mr. Suen holds a Bachelor of Arts degree from The Chinese University of Hong Kong and a Bachelor of Commerce degree in accounting from The University of Western Australia. He is a member of the Hong Kong Institution of Certified Public Accountant. We believe Mr. Suen is well qualified to serve on our board of directors because of his extensive experience in accounting and finance.

Terms of Office of Officers and Directors

Pursuant to our memorandum and articles of association, the business of our company is managed by our board of directors. Commencing with the first annual meeting of the shareholders, directors are elected for a term of office to expire at the next succeeding annual meeting of the shareholders after their election. Each director will hold office until the expiration of his or her term of office and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal by the shareholders or a resolution passed by the majority of the remaining directors.

Shareholder Communications

Shareholders who wish to communicate directly with our board of directors, or any individual director, should direct questions in writing to our Corporate Secretary, MingZhu Logistics Holdings Limited, 27F, Yantian Modern Industry Service Center, No. 3018 Shayan Road, Yantian District, Shenzhen, Guangdong, China 518081. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must identify the author and clearly state whether the intended recipients are all members of the board of directors or just certain specified individual directors. The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Director Independence

The NASDAQ listing standards require that a majority of our Board of Directors be independent. An “independent director” is defined generally as a person who has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). We currently have two “independent directors” as defined in the NASDAQ listing standards and applicable SEC rules prior to completion of our initial public offering. Our board has determined that each of Messrs. Mikael Charette, Yuzhou Wang and To Wai Suen are independent directors under applicable SEC and NASDAQ rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Leadership Structure and Risk Oversight

The board of directors’ oversight of risk is administered directly through the board of directors, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the board of directors including the procedures that the Company has adopted to identify and manage risks. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof. The audit committee reserves time at each of its meetings to meet with the Company’s independent registered public accounting firm outside of the presence of the Company’s management.

Director Nominations

As stated above in this Proxy Statement, we have established a standing nominating committee. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Mikael Charette, Yuzhou Wang and To Wai Suen. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent.

The board of directors will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our memorandum and articles of association.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

Code of Ethics

We have adopted a code of ethics that applies to all of our executive officers, directors and employees in accordance with the rules of Nasdaq and the SEC. The code of ethics codifies the business and ethical principles that govern all aspects of our business. We filed a copy of our Code of Ethics as Exhibit 14 to our Registration Statement declared effective on September 30, 2021 (File Number 333-233992). You can review these documents by accessing our public filings at the SEC’s website at www.sec.gov.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC. Officers, directors, and greater-than-ten-percent shareholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished since the effective date of our IPO, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same.

Director and Officer Compensation

For the fiscal year ended December 31, 2022, we paid an aggregate approximately of $106,458 in cash and benefits in-kind granted to or accrued on behalf of all of our directors and members of senior management for their services, in all capacities, and we did not pay any additional compensation to our directors and members of senior management. We have not set aside or accrued any amount to provide pension, retirement or other similar benefits to our executive officers and directors. Our PRC subsidiaries are required by law to make contributions equal to certain percentages of each employee’s salary for his or her pension insurance, medical insurance, unemployment insurance and other statutory benefits and a housing provident fund.

Employment Agreements

We have entered into employment agreements with each of our executive officers. Under these agreements, each of our executive officers is employed for an initial term of one year and is subject to successive, automatic one-year extensions unless either party gives notice of non-extension to the other party at least 30 days prior to the end of the applicable term.

The executive officers are entitled to a fixed salary and to participate in our equity incentive plans, if any and other company benefits, each as determined by our board of directors from time to time.

We may terminate the executive officer’s employment for cause, at any time, without notice or remuneration, for certain acts, such as conviction or plea of guilty to a felony or grossly negligent or dishonest acts to our detriment, or misconduct or a failure to perform agreed duties. In such case, the executive officer will not be entitled to receive payment of any severance benefits or other amounts by reason of the termination, and his right to all other benefits will terminate, except as required by any applicable law. We may also terminate his employment without cause upon 30 days’ advance written notice. In such case of termination by us, we are required to provide the following severance payments and benefits to the executive officer: a cash payment of one month of base salary as of the date of such termination for each year (which is any period longer than six months but no more than one year) and a cash payment of half month of base salary as of the date of such termination for any period of employment no more than six months, provided that the total severance payments shall not exceed twelve months of base salary.

The executive officer may terminate his employment at any time with 30 days’ advance written notice if there is any significant change in his duties and responsibilities or a material reduction in his annual salary. In such case, the executive officer will be entitled to receive compensation equivalent to three months of his base salary. In addition, if we or our successor terminates the employment agreements upon a merger, consolidation, or transfer or sale of all or substantially all of our assets with or to any other individual(s) or entity, the executive officer shall be entitled to the following severance payments and benefits upon such termination: (1) a lump sum cash payment equal to three months of base salary at a rate equal to the greater of his annual salary in effect immediately prior to the termination, or his then-current annua1 salary as of the date of such termination; (2) a lump sum cash payment equal to a pro-rated amount of target annual bonus for the year immediately preceding the termination; (3) payment of premiums for continued health benefits under our health plans for three months fo1lowing the termination; and (4) immediate vesting of 100% of the then-unvested portion of any outstanding equity held by the executive officer. The employment agreements also contain customary restrictive covenants relating to confidentiality, non-competition and non-solicitation, as well as indemnification of the executive officer against certain liabilities and expenses incurred by him in connection with claims made by reason of him being an officer of our company.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership based on 22,960,277 shares of our ordinary shares outstanding as of the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of our ordinary shares by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•        each of our officers and directors; and

•        all our officers and directors as a group.

As of the Record Date, there were a total of 22,960,277 of our ordinary shares issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares of the Company beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares(2)
5% or Greater Shareholders
Alpha Global (BVI) Limited(3)	5,400,000	23.5%
Excelsior Investment Limited(4)	714,167	3.1%
Exquisite Elite Limited(5)	2,250,000	9.8%
Stonewdd Global (BVI) Limited(8)	2,110,333	9.2%
GYX Global Limited(9)	3,376,750	14.7%

Executive Officers and Directors
Jinlong Yang(6)	5,400,000	23.5%
Jingwei Zhang	—	—
Zhuo Wang(7)	2,250,000	9.8%
Mikael Charette	—	—
Yuzhou Wang	—	—
To Wai Suen	—	—
All directors and executive officers as a group (6 individuals)	7,650,000	33.3%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 27F, Yantian Modern Industry Service Center, No. 3018 Shayan Road, Yantian District, Shenzhen, Guangdong, China 518081.

(2)      Applicable percentage of ownership is based on 22,960,277 ordinary shares outstanding as of the date of this annual report.

(3)      Jinlong Yang, our Chief Executive Officer and Chairman of our board of directors, is the sole shareholder and director of Alpha Global (BVI) Limited, a limited company formed under the laws of the British Virgin Islands and holds the voting and dispositive power over the ordinary shares held by Alpha Global (BVI) Limited. The address of Alpha Global (BVI) Limited is Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands.

(4)      Gui Ling Guo, a director and Vice Chair of the board of directors of MingZhu and mother of Zhuo Wang, our director, is the sole shareholder and director of Excelsior Investment Limited, a limited company incorporated under the laws of Hong Kong, and holds the voting and dispositive power over the ordinary shares held by Excelsior Investment Limited. The address of Excelsior Investment Limited is FLAT/RM 6 8/F, K Wah Centre, 191 Java Road North Point, Hong Kong.

(5)      Zhuo Wang, our director, is a director and holder of 86% of the outstanding shares of Exquisite Elite Limited, a British Virgin Islands company, and holds the voting and dispositive power over the ordinary shares held by Exquisite Elite Limited. The address of Exquisite Elite Limited is Vistra Corporation Service Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands.

(6)      Consists of 5,400,000 ordinary shares directly held by Alpha Global (BVI) Limited, of which Jinlong Yang, our Chief Executive Officer and Chairman of our board of directors, is the sole shareholder and director. Mr. Yang holds the voting and dispositive power over the ordinary shares held by Alpha Global (BVI) Limited.

(7)      Consists of 2,250,000 ordinary shares directly held by Exquisite Elite Limited, of which Zhuo Wang, our director, is a director and holder of 86% of its outstanding shares. Mr. Wang holds the voting and dispositive power over the ordinary shares held by Exquisite Elite Limited.

(8)      Dongdong Wang, manager of Hong Kong, Cheyi (BVI) Limited, is the sole shareholder and director of Stonewdd Global (BVI) Limited, a limited company incorporated under the laws of British Virgin Islands, and holds the voting and dispositive power over the ordinary shares held by Stonewdd Global (BVI) Limited. The address of Stonewdd Global (BVI) Limited is Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands.

(9)      Xiangyin Guo, manager of YINHUA (BVI) LIMITED, is the sole shareholder and director of GYX GLOBAL LIMITED, a limited company incorporated under the laws of British Virgin Islands, and holds the voting and dispositive power over the ordinary shares held by GYX GLOBAL LIMITED. The address of GYX Global Limited is Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands.

We are not aware of any arrangement that may, at a subsequent date, result in a change of control of our company.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have adopted an audit committee charter, which requires the committee to review all related-party transactions on an ongoing basis and all such transactions be approved by the committee.

Set forth below are the related party transactions of our company, which are identified in accordance with the rules prescribed under Form F-1 and Form 20-F and may not be considered as related party transactions under PRC law.

The amount due from related parties consists of the following:

Related Party Name (EN)	Relationship	Nature	December 31, 2022	December 31, 2021
Mr. Dongdong Wang	Shareholder	Lending with no interests	$877,598	$—
Exquisite Elite Limited	Shareholder	Advances to payment of professional fee	54,882	—
Mr. Hui Wang	Senior employee	Advances for operational purpose	32,839	—
Mr. Jinlong Yang	Chairman and Chief Executive Officer	Advances for operational purpose	709,694	705,280
Mr. Mingzhu Logistics	Mr. Jinlong Yang’s family member as sole shareholder	Lending with no interests	1,002,332	—
Total			$2,677,345	$705,280

The amount due to related parties consists of the following:

Related Party Name (EN)	Relationship	Nature	December 31, 2022	December 31, 2021
Mr. Zuojie Dai	Manager of MingZhu Pengcheng	Advances for operational purpose	75,180	81,375
MingZhu Logistics	Mr. Jinlong Yang’s family member as sole shareholder	Lending with no interests	198,490	198,490
Mr. Jingwei Zhang	Chief Financial Officer	Advances for operational purpose	75,021	—
Lihui Wang		Advances for operational purpose	1,552,720	—
Xiangyin Guo		Advances for operational purpose	4,405,945	—
Total			$6,108,866	$294,344

Collateral and Guarantee

The collateral and guarantee made by related parties to the Company as of December 31, 2022 consists of the following:

Related Parties*	Institution Name	Term	Aggregated Principal	Carrying Amount as of December 31, 2022
Guarantee by Mr. Dongdong Wang and Mingzhu Logistics	The Industrial Bank Co., Ltd.	From May 9, 2022 to May 9, 2023	$347,967	$347,967
Guarantee by Mr. Dongdong Wang and Mingzhu Logistics	Bank of China	From May 16, 2022 to May 16, 2023	4,059,618	3,340,486
Guarantee by Mr. Jinlong Yang and MingZhu Logistics, pledge by a property owned by Mr. Jinlong Yang and two properties owned by Mr. Jinlong Yang’s family members	China Everbright Bank	From November 23, 2022 to November 22, 2023	2,174,796	2,087,804
Guarantee by Mr. Jinlong Yang and MingZhu Logistics	Guilin Bank	From April 28, 2022 to April 28, 2023	420,460	420,460
Guarantee by Mr. Dongdong Wang and his Spouse	Zhejiang Mintai Commercial Bank	From June 30, 2022 to June 8, 2023	289,973	289,973
Guarantee by Mr. Dongdong Wang, Mr. Dongdong Wang’s Spouse and five employees	Zhejiang Tailong Commercial Bank Co., Ltd	From November 18, 2022 to May 17, 2023	376,965	376,965
Guarantee by Mr. Lihui Wang	Bank of China	From January 3, 2022 to January 3, 2023	289,973	289,973
Guarantee by Mr. Lihui Wang	Bank of China	From September 2022 to September 2023	$1,159,891	$1,159,891
Total			$10,285,333	$8,313,519

The collateral and guarantee made by related parties to the Company as of December 31, 2021 consists of the following:

Related Parties	Institution Name	Term	Aggregated Principal	Carrying Amount as of December 31, 2021
Guarantee by Mr. Dongdong Wang and his Spouse	Hangzhou United Rural Commercial Bank Co., Ltd.	From November 11, 2021 to November 5, 2022	$156,922	$156,922
Guarantee by Mr. Dongdong Wang and his Spouse	Hangzhou United Rural Commercial Bank Co., Ltd.	From September 23, 2021 to September 22, 2022	78,461	78,461
Guarantee by Mr. Dongdong Wang and his Spouse	Hangzhou United Rural Commercial Bank Co., Ltd.	From September 16, 2021 to September 15, 2022	78,461	78,461
Guarantee by Mr. Dongdong Wang and his Spouse	Hangzhou United Rural Commercial Bank Co., Ltd.	From July 14, 2021 to January 13, 2022	78,461	78,461
Guarantee by Mr. Dongdong Wang and his Spouse	Hangzhou United Rural Commercial Bank Co., Ltd.	From June 29, 2021 to January 13, 2022	784,609	784,609
Guarantee by Mr. Dongdong Wang, Mr. Dongdong Wang’s Spouse and five employees	Zhejiang Tailong Commercial Bank Co., Ltd	From November 11, 2021 to November 19, 2022	470,765	470,765
Guarantee by Mr. Jinlong Yang and MingZhu Logistics.	Industrial Bank Co., Ltd.	From April 28, 2021 to May 7, 2022	470,765	470,765
Pledge by properties owned by Mr. Jinlong Yang and properties owned by family members of Mr. Jinlong Yang	China Everbright Bank Co., Ltd.	From November 12, 2021 to November 20, 2022	2,353,827	2,259,674
Guarantee by Mr. Jinlong Yang and MingZhu Logistics.	Bank of Communications Co., Ltd.	From April 29, 2021 to May 9, 2022	3,923,046	3,295,359
Guarantee by Mr. Jinlong Yang and MingZhu Logistics.	WeBank Co., Ltd.	From August 26, 2021 to August 26, 2023	470,765	448,348
Total			$8,866,082	$8,027,672

SHAREHOLDER PROPOSALS

If you are a shareholder and you want to include a proposal in the proxy statement for the 2023 Annual Meeting, your proposals are required to be submitted to MingZhu by no later than June 1, 2024.

The Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our Amended and Restated Memorandum and Articles of Association.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, MingZhu and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of MingZhu’s proxy statement. Upon written or oral request, MingZhu will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that MingZhu deliver single copies of such documents in the future. Shareholders may notify MingZhu of their requests by calling or writing MingZhu at MingZhu’s principal executive offices at 27F, Yantian Modern Industry Service Center, No. 3018 Shayan Road, Yantian District, Shenzhen, Guangdong, China 518081.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact us by telephone or in writing:

MingZhu Logistics Holdings Limited

27F, Yantian Modern Industry Service Center
No. 3018 Shayan Road, Yantian District
Shenzhen, Guangdong, China 518081
(86) 755-25209839

Terry@szygmz.com

MINGZHU LOGISTICS HOLDINGS LIMITED

27F, Yantian Modern Industry Service Center
No. 3018 Shayan Road, Yantian District
Shenzhen, Guangdong, China 518081

PROXY CARD FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 10:00 a.m., Eastern Time on September 28, 2023
(Record Date — August 7, 2023)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jinlong Yang, as the proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all the ordinary shares of MingZhu Logistics Holdings Limited, which the undersigned is entitled to vote, as specified below on this card, at the Annual Meeting of Shareholders of MingZhu Logistics Holdings Limited (the “Annual Meeting”), which will be held on September 28, 2023 at 10:00 a.m. Eastern Time in the offices of the Company’s counsel, Becker & Poliakoff P.A., at 45 Broadway, 17th Floor, New York, NY 10006.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL”
FOR PROPOSAL 1 AND “FOR” FOR PROPOSALS 2 AND 3 SET FORTH BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

Proxies submitted by beneficial owners must be received by 11:59 p.m., Eastern Time on September 27, 2023. Record holders may vote at any time until the polls are closed during the meeting. Voting may be conducted electronically.

PROPOSAL 1:    To elect the nominees listed in the Proxy Statement to the Company’s Board of Directors.

NOMINEES:

Jinlong Yang	Zhuo Wang	Mikael Charette	Yuzhou Wang	To Wai Suen
For All	Withhold All	For All Except
☐	☐	☐
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here:
___________________________
___________________________
___________________________

PROPOSAL 2:    To ratify the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	Against	Abstain
☐	☐	☐

PROPOSAL 3:    To direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the foregoing proposals;

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this meeting    ☐  YES        ☐  NO

Signature of Shareholder:	____________________________
Date:	_______________, 2023
Name shares held in (Please print):		Account Number (if any):
____________________		____________________________
No. of Shares Entitled to Vote:		Stock Certificate Number(s):
_______________________		_________________________
Note:

Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.
If the signer is a partnership, please sign in partnership name by authorized person.
Please provide any change of address information in the spaces below in order that we may update our records:
	Address:	____________________________
____________________________